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                                                                     Exhibit 4.1
                                                                  EXECUTION COPY

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                                    INDENTURE



                            Dated as of August 8, 2002


                                     between

                         HOUSEHOLD AUTOMOTIVE TRUST 2002-2
                                     Issuer

                                       and

                               JPMORGAN CHASE BANK
                                Indenture Trustee








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                                TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
ARTICLE I. Definitions and Incorporation by Reference............................................     1

   SECTION 1.1     Definitions...................................................................     1
   SECTION 1.2     Incorporation by Reference of the Trust Indenture Act.........................     6
   SECTION 1.3     Rules of Construction.........................................................     7
   SECTION 1.4     Action by or Consent of Noteholders and Certificateholders....................     7
   SECTION 1.5     Conflict with TIA.............................................................     7

ARTICLE II. The Notes............................................................................     7

   SECTION 2.1     Form; Amount Limited; Issuable in Series......................................     7
   SECTION 2.2     Execution, Authentication and Delivery........................................     8
   SECTION 2.3     Temporary Notes...............................................................     9
   SECTION 2.4     Registration; Registration of Transfer and Exchange...........................     9
   SECTION 2.5     Mutilated, Destroyed, Lost or Stolen Notes...................................     11
   SECTION 2.6     Persons Deemed Owner.........................................................     12
   SECTION 2.7     Payment of Principal and Interest; Defaulted Interest........................     13
   SECTION 2.8     Cancellation.................................................................     14
   SECTION 2.9     Reserved.....................................................................     14
   SECTION 2.10    Book-Entry Notes.............................................................     14
   SECTION 2.11    Notices to Clearing Agency...................................................     15
   SECTION 2.12    Definitive Notes.............................................................     15
   SECTION 2.13    Final Distribution...........................................................     16

ARTICLE III. Covenants..........................................................................     16

   SECTION 3.1     Payment of Principal and Interest............................................     16
   SECTION 3.2     Maintenance of Office or Agency..............................................     17
   SECTION 3.3     Money for Payments to be Held in Trust.......................................     17
   SECTION 3.4     Existence....................................................................     19
   SECTION 3.5     Protection of Series Trust Estate............................................     19
   SECTION 3.6     Opinions as to Series Trust Estate...........................................     20
   SECTION 3.7     Performance of Obligations; Servicing of Receivables.........................     20
   SECTION 3.8     Negative Covenants...........................................................     21
   SECTION 3.9     Annual Statement as to Compliance............................................     22
   SECTION 3.10    Issuer May Consolidate, Etc. Only on Certain Terms...........................     22
   SECTION 3.11    Successor or Transferee......................................................     24
   SECTION 3.12    No Other Business............................................................     24
   SECTION 3.13    No Borrowing.................................................................     25
   SECTION 3.14    Master Servicer's Obligations................................................     25
   SECTION 3.15    Guarantees, Loans, Advances and Other Liabilities............................     25
   SECTION 3.16    Capital Expenditures.........................................................     25
   SECTION 3.17    Compliance with Laws.........................................................     25
   SECTION 3.18    Restricted Payments..........................................................     25
   SECTION 3.19    Notice of Events of Default..................................................     26
   SECTION 3.20    Further Instruments and Acts.................................................     26
   SECTION 3.21    Amendments of Master Sale and Servicing Agreement and Trust Agreement........     26
   SECTION 3.22    Income Tax Characterization..................................................     26

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
ARTICLE IV. Satisfaction and Discharge..........................................................     26

   SECTION 4.1     Satisfaction and Discharge of Indenture......................................     26
   SECTION 4.2     Application of Trust Money...................................................     27
   SECTION 4.3     Repayment of Monies Held by Note Paying Agent................................     28

ARTICLE V. Remedies.............................................................................     28

   SECTION 5.1     Events of Default............................................................     28
   SECTION 5.2     Collection of Indebtedness and Suits for Enforcement by Indenture
                      Trustee...................................................................     28
   SECTION 5.3     Limitation of Suits..........................................................     30
   SECTION 5.4     Unconditional Rights of Noteholders To Receive Principal and Interest........     31
   SECTION 5.5     Restoration of Rights and Remedies...........................................     31
   SECTION 5.6     Rights and Remedies Cumulative...............................................     31
   SECTION 5.7     Delay or Omission Not a Waiver...............................................     31
   SECTION 5.8     Limitation on Voting of Preferred Stock; Control by
                      Insurer/Noteholders.......................................................     31
   SECTION 5.9     Waiver of Past Defaults......................................................     32
   SECTION 5.10    Undertaking for Costs........................................................     32
   SECTION 5.11    Waiver of Stay or Extension Laws.............................................     33
   SECTION 5.12    Action on Notes..............................................................     33
   SECTION 5.13    Performance and Enforcement of Certain Obligations...........................     33

ARTICLE VI. The Indenture Trustee...............................................................     34

   SECTION 6.1     Duties of Indenture Trustee..................................................     34
   SECTION 6.2     Rights of Indenture Trustee..................................................     36
   SECTION 6.3     Individual Rights of Indenture Trustee.......................................     37
   SECTION 6.4     Indenture Trustee's Disclaimer...............................................     37
   SECTION 6.5     Notice of Defaults...........................................................     38
   SECTION 6.6     Reports by Master Servicer to Holders........................................     38
   SECTION 6.7     Compensation and Indemnity...................................................     38
   SECTION 6.8     Replacement of Indenture Trustee.............................................     39
   SECTION 6.9     Successor Indenture Trustee by Merger........................................     40
   SECTION 6.10    Appointment of Co-Indenture Trustee or Separate Indenture Trustee............     41
   SECTION 6.11    Eligibility: Disqualification................................................     42
   SECTION 6.12    Preferential Collection of Claims Against Issuer.............................     42
   SECTION 6.13    Representations and Warranties of the Indenture Trustee......................     42
   SECTION 6.14    Waiver of Setoffs............................................................     43
   SECTION 6.15    No Consent to Certain Acts of Seller.........................................     43

ARTICLE VII. Noteholders' Lists and Reports.....................................................     43

   SECTION 7.1     Issuer To Furnish To Indenture Trustee Names and Addresses of
                      Noteholders...............................................................     43
   SECTION 7.2     Preservation of Information; Communications to Noteholders...................     44
   SECTION 7.3     Reports by Issuer............................................................     44
   SECTION 7.4     Reports by Indenture Trustee.................................................     45

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
ARTICLE VIII. Accounts, Disbursements and Releases..............................................     45

   SECTION 8.1     Collection of Money..........................................................     45
   SECTION 8.2     Release of Series Trust Estate...............................................     45
   SECTION 8.3     Opinion of Counsel...........................................................     46

ARTICLE IX. Amendments; the Series Supplement...................................................     46

   SECTION 9.1     Amendments Without Consent of Noteholders....................................     46
   SECTION 9.2     Amendments With Consent of Noteholders.......................................     47
   SECTION 9.3     Series Supplement Authorizing the Notes......................................     49
   SECTION 9.4     Execution of the Series Supplement...........................................     49
   SECTION 9.5     Effect of Series Supplement..................................................     49
   SECTION 9.6     Conformity With Trust Indenture Act..........................................     50
   SECTION 9.7     Reference in Notes to the Series Supplement..................................     50

ARTICLE X.......................................................................................     50

   SECTION 10.1    Note Insurer's Rights Regarding Actions, Proceedings or
                      Investigations............................................................     50

ARTICLE XI. Miscellaneous.......................................................................     51

   SECTION 11.1    Compliance Certificates and Opinions, etc....................................     51
   SECTION 11.2    Form of Documents Delivered to Indenture Trustee.............................     53
   SECTION 11.3    Acts of Noteholders..........................................................     53
   SECTION 11.4    Notices, etc., to Indenture Trustee, Issuer and Rating Agencies..............     54
   SECTION 11.5    Notices to Noteholders; Waiver...............................................     55
   SECTION 11.6    Alternate Payment and Notice Provisions......................................     55
   SECTION 11.7    Conflict with Trust Indenture Act............................................     56
   SECTION 11.8    Effect of Headings and Table of Contents.....................................     56
   SECTION 11.9    Successors and Assigns.......................................................     56
   SECTION 11.10   Separability.................................................................     56
   SECTION 11.11   Benefits of Indenture........................................................     56
   SECTION 11.12   Legal Holidays...............................................................     56
   SECTION 11.13   GOVERNING LAW................................................................     56
   SECTION 11.14   Counterparts.................................................................     57
   SECTION 11.15   Recording of Indenture.......................................................     57
   SECTION 11.16   Trust Obligation.............................................................     57
   SECTION 11.17   No Petition..................................................................     57
   SECTION 11.18   Limited Recourse.............................................................     58
   SECTION 11.19   Inspection...................................................................     58
   SECTION 11.20   Limitation of Liability......................................................     58

EXHIBIT A  -- Form of Transferee Certificate

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            INDENTURE dated as of August 8, 2002, between HOUSEHOLD AUTOMOTIVE
TRUST 2002-2, a Delaware business trust (the "Issuer") and JPMORGAN CHASE BANK, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

            In consideration of the mutual agreements contained herein, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                 GRANTING CLAUSE

            In order to secure the due and punctual payment of the principal of and interest on the Notes when and as the same shall become due and payable, whether as scheduled, by declaration of acceleration, prepayment or otherwise, and all amounts payable to the Insurer according to the terms of this Indenture, the Series Supplement, the Notes and the Insurance Agreement, the Issuer, pursuant to the Series Supplement, shall pledge the Series Trust Estate to the Indenture Trustee, all for the benefit of the Indenture Trustee for the benefit of the Secured Parties.

                                   ARTICLE I.

                    DEFINITIONS AND INCORPORATION BY REFERENCE

            SECTION 1.1 DEFINITIONS. Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture.

            "Act" has the meaning specified in Section 11.3(a).

            "Authorized Officer" means, with respect to the Issuer and the Master Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Master Servicer, as applicable, who is authorized to act for the Owner Trustee or the Master Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Master Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

            "Book Entry Notes" means any beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

            "Class" means all of the Notes having the same specified payment terms and priority of payment.

            "Class SV Preferred Stock" means the preferred stock of the Seller.

            "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

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            "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

            "Corporate Trust Office" has the meaning assigned to such term in the Series Supplement.

            "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            "Definitive Notes" has the meaning specified in Section 2.10.

            "Event of Default" has the meaning specified in Section 5.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary, the Treasurer, or any Assistant Treasurer of such corporation.

            "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Series Trust Estate or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Series Trust Estate and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

            "Indebtedness" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations

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or liabilities of such Person arising under acceptance facilities; (f)
obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss;
(g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

            "Indenture Trustee" means, initially, JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but as trustee under this Indenture, or any successor trustee under this Indenture.

            "Indenture Trustee Fee" means the fees due to the Indenture Trustee, as may be set forth in that certain fee letter, dated as of the date hereof between the Master Servicer and the Indenture Trustee.

            "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

            "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, prepared by an Independent appraiser or other expert appointed pursuant to an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

            "Insurer" has the meaning assigned to such term in the Series Supplement.

            "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

            "Master Sale and Servicing Agreement" has the meaning assigned to such term in the Series Supplement.

            "Moody's" means Moody's Investors Service, Inc., or its successor.

            "Notes" means the Notes authenticated and delivered under this Indenture.

            "Note Owner" means, with respect to a Book-Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency,

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or on the books of a Person maintaining an account with such Clearing Agency
(directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

            "Note Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

            "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4.

            "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 and TIA Section 314, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer. Each certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Authorized Officer signing the certificate has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based; (3) a statement that in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

            (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

            (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Holders of such Notes (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Series Supplement or provision therefor, satisfactory to the Indenture Trustee, has been made); and

            (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

            "Outstanding Amount" means the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

            "Owner Trustee" has the meaning assigned to such term in the Trust Agreement.

            "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

            "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

            "Record Date" means, with respect to a Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date. However, if Definitive Notes are issued, the Record Date shall be the last Business Day of the month preceding a Distribution Date.

            "Registration Statement" has the meaning specified therefor in the Securities Act.

            "Responsible Officer" means, with respect to the Indenture Trustee, the Delaware Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, the Delaware Trustee or the Owner Trustee, as the case may be, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, Financial Services Officer or any other officer of the Indenture Trustee, the Delaware Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture.

            "Secured Parties" has the meaning assigned to such term in the Series Supplement.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Series Supplement" means the Series Supplement, dated as of August 8, 2002, among the Master Servicer, the Issuer, the Seller, the Indenture Trustee, the Owner Trustee and the Delaware Trustee, as such agreement may be amended or supplemented from time to time.

            "Series Trust Estate" has the meaning assigned to such term in the Series Supplement.

            "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or its successor.

            "State" means any one of the 50 states of the United States of America or the District of Columbia.

            "Tranche" means all of the Notes having the same date of authentication.

            "Trust Agreement" has the meaning assigned to such term in the Series Supplement.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

            "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

            "Unregistered Note" means a Note which is not being offered for sale hereunder pursuant to a Registration Statement.

            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Master Sale and Servicing Agreement, the Series Supplement or the Trust Agreement.

            SECTION 1.2 INCORPORATION BY REFERENCE OF THE TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the Securities and Exchange Commission.

            "indenture securities" means the Notes.

            "indenture security holder" means a Noteholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Indenture Trustee.

            "obligor" on the indenture securities means the Issuer.

            All other TIA terms used in this Indenture that are defined by the TIA, or defined by Commission rule have the meaning assigned to them by such definitions.

            SECTION 1.3 RULES OF CONSTRUCTION. Unless the context otherwise requires:

            (i)   a term has the meaning assigned to it;

            (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

            (iii) "or" is not exclusive;

            (iv)  "including" means including without limitation; and

            (v) words in the singular include the plural and words in the plural include the singular.

            SECTION 1.4 ACTION BY OR CONSENT OF NOTEHOLDERS AND CERTIFICATEHOLDERS. Whenever any provision of this Indenture refers to action to be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders or Certificateholders, any Note or Certificate registered in the name of Seller or any Affiliate thereof shall be deemed not to be Outstanding (except in the event that the Seller and/or an Affiliate thereof then owns all outstanding Certificates and Outstanding Notes); PROVIDED, HOWEVER, that, solely for the purpose of determining whether the Indenture Trustee is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee or the Indenture Trustee, respectively, knows to be so owned shall be so disregarded.

            SECTION 1.5 CONFLICT WITH TIA. If this Indenture is qualified under the TIA, and if any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provisions shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                   ARTICLE II.

                                    THE NOTES

            SECTION 2.1    FORM; AMOUNT LIMITED; ISSUABLE IN SERIES.

            (a) The Notes shall be in substantially the form set forth in the Series Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the Series Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

            The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

            Each Note shall be dated the date of its authentication. The terms of the Notes set forth in the Series Supplement are part of the terms of this Indenture.

            (b) The aggregate principal amount of Notes which may be authenticated and delivered and Outstanding at any time under this Indenture is not limited; PROVIDED that the Series Supplement may so limit the aggregate principal amount of Notes. The Notes shall be issued in a series, and may be issued in Classes and/or Tranches within such series (and Tranches within a Class).

            No Notes shall be issued under this Indenture unless such Notes have been authorized pursuant to the Series Supplement, and all conditions precedent to the issuance thereof, as specified in the Series Supplement, shall have been satisfied.

            All Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof and secured by the Series Trust Estate without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions hereof and the Series Supplement.

            SECTION 2.2 EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

            Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the issuance date of such Notes.

            The Notes shall be issuable in the denominations specified in the Series Supplement.

            No Note shall be entitled to any benefit under this Indenture or the Series Supplement or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication, substantially in the form attached as Exhibit B to the Series Supplement, executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

            SECTION 2.3 TEMPORARY NOTES. Pending the preparation of Definitive Notes of any Class or Tranche, the Issuer may execute, and upon receipt of an Issuer Order prepared and delivered by the Master Servicer, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

            If temporary Notes of any Class or Tranche are issued, the Issuer will cause Definitive Notes of such Class or Tranche to be prepared without unreasonable delay. After the preparation of Definitive Notes of such Class or Tranche, the temporary Notes shall be exchangeable for Definitive Notes of such Class or Tranche upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of such Class or Tranche of authorized denominations. Until so exchanged, the temporary Notes of any Class or Tranche shall in all respects be entitled to the same benefits under this Indenture and the Series Supplement as Definitive Notes of such Class or Tranche.

            SECTION 2.4 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

            If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

            Upon surrender for registration or transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and cause the Indenture Trustee to authenticate one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount. A Noteholder may also obtain from the Indenture Trustee, in the name of the designated transferee or transferees one or more new Notes, in any authorized denominations, of the same Class and Tranche, as applicable, and a like aggregate principal amount. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

            At the option of the Holder, Notes of any Class or Tranche may be exchanged for other Notes of such Class or Tranche in any authorized denominations of the same Class (and Tranche, if applicable) and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

            All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture and the Series Supplement, as the Notes surrendered upon such registration of transfer or exchange.

            Unless specified in the Series Supplement, every Note presented or surrendered for registration of transfer or exchange shall, unless specified in the Series Supplement, be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached as an exhibit to the Note duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

            No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

            Notwithstanding, the preceding provisions of this section, the Issuer shall not be required to make, and the Note Registrar shall not register, transfers or exchanges of Notes selected for redemption for a period of 15 days preceding the Distribution Date.

            The Note Registrar shall not register the transfer of a Definitive Note unless the transferee has executed and delivered to the Indenture Trustee a certification, in the form of EXHIBIT A hereto, to the effect that either (i) the transferee is not (A) an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement

Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA or (B) a plan (within the meaning of Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each of the foregoing, a "Plan"), and is not acting on behalf of or investing the assets of a Plan or
(ii) that the transferee's acquisition and continued holding of the Definitive Note will be covered by a prohibited transaction class exemption issued by the U.S. Department of Labor. Each Note Owner that purchases a Book-Entry Note, or to whom a Book-Entry Note is transferred, shall be deemed to represent that either (i) it is not a Plan and is not acting on behalf of or investing the assets of a Plan or (ii) its acquisition and continued holding of the Book-Entry Note will be covered by a prohibited transaction class exemption issued by the U.S. Department of Labor.

            No Holder of an Unregistered Note shall transfer its Note, unless
(i) such transfer is made in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) and the registration and qualification requirements under applicable state securities laws.

            Each Unregistered Note issued hereunder will contain the following legend limiting sales to "Qualified Institutional Buyers" within the meaning of Rule 144A under the Securities Act:

       THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE OBLIGORS AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

            SECTION 2.5 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to each of the Issuer, the Indenture Trustee and the Insurer (for so long as it is the Controlling Party) such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee and the Insurer (for so long as it is the Controlling Party) harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class or Tranche (such requirement shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-405); PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be due and payable, or shall have been called for redemption pursuant to the terms of the Series Supplement, the Issuer may, instead of issuing a replacement Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the redemption date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso in the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

            Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

            Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture and the Series Supplement equally and proportionately with any and all other Notes duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            SECTION 2.6 PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee, the Insurer nor any agent of the Issuer, the Indenture Trustee or the Insurer shall be affected by notice to the contrary.

            SECTION 2.7    PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED
INTEREST.

            (a) The Notes shall accrue interest as provided in the form of Note set forth in the Series Supplement and such interest shall be due and payable on each Distribution Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually or duly provided for by the Issuer on the applicable Distribution Date shall be paid, as provided in the Series Supplement, or if not so provided to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, if the Notes are Book Entry Notes, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Final Scheduled Distribution Date as set forth in the Series Supplement which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

            (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the form of Note set forth in the Series Supplement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Notes are declared to be immediately due and payable in the manner provided in the Series Supplement. Upon written notice from the Master Servicer on behalf of the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice may be mailed or transmitted by facsimile prior to such final Distribution Date and may specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

            (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Rate to the extent lawful. Unless otherwise provided in the Series Supplement, the Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

            SECTION 2.8 CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee in accordance with its customary procedures. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee in accordance with its customary procedures. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time.

            SECTION 2.9    RESERVED.

            SECTION 2.10 BOOK-ENTRY NOTES. The Notes, upon original issuance, may be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company or its agent, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes may initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

            (i) the provisions of this Section shall be in full force and effect;

            (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

            (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

            (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

            (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes or in the Notes of a Class, as the case maybe, and has delivered such instructions to the Indenture Trustee; and

            (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office or on the Indenture Trustee's web-site specified in the Series Supplement.

            SECTION 2.11 NOTICES TO CLEARING AGENCY. With respect to any Notes which are Book Entry Notes, whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

            SECTION 2.12 DEFINITIVE NOTES. If any Notes are Book-Entry Notes and if (i) the Master Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Notes, and the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Indenture Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and upon the written direction of the Issuer the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

            SECTION 2.13   FINAL DISTRIBUTION.

            (a) The Master Servicer on behalf of the Issuer shall give the Indenture Trustee at least 15 days prior written notice of the Distribution Date (or other date) on which the Noteholders of any Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes. Not later than the fifth day of the month in which the final distribution in respect of such Class is payable to Noteholders, the Indenture Trustee shall provide notice to the Noteholders of such Class specifying (i) the date upon which final payment of such Class will be made upon presentation and surrender of Notes (if required) of such Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. Unless it is serving in the related functions, the Indenture Trustee shall give such notice to the Note Registrar and the Note Paying Agent at the time such notice is given to Noteholders.

            (b) Notwithstanding a final distribution to the Noteholders of any Class, except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and the Trust Accounts shall continue to be held in trust for the benefit of such Noteholders, and the Note Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes. In the event that all such Noteholders shall not surrender their Notes for cancellation within six months after the date specified in the notice from the Indenture Trustee described in paragraph
(a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the account held for the benefit of such Noteholders. The Indenture Trustee and the Note Paying Agent shall upon written request pay to the Issuer any moneys held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general unsecured creditors unless an applicable abandoned property law designates another Person and all liability of the Insurer under the Note Policy, the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease.

            (c) Any notice required or permitted to be given to a Holder of Registered Notes shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Note Register.

                              ARTICLE III.

                               COVENANTS

            SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer will duly and punctually pay or cause to be paid the principal of and interest on the Notes in accordance with the terms of the Notes, this Indenture and the Series Supplement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

            SECTION 3.2 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain an office or agency where Notes may be surrendered for registration, transfer or exchange of the Notes, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

            SECTION 3.3 MONEY FOR PAYMENTS TO BE HELD IN TRUST. One Business Day prior to each Distribution Date, the Issuer shall deposit or cause to be deposited to the Collection Account Available Funds (which shall be immediately available) with respect to the related Collection Period. Such sum shall be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Indenture Trustee), the Issuer shall promptly notify the Indenture Trustee of its action or failure so to act.

            The Issuer hereby appoints the Person serving as Indenture Trustee as Note Paying Agent to make payments to Noteholders on behalf of the Issuer in accordance with the provisions of the Notes, this Indenture and the Series Supplement, and such Person hereby accepts such appointment (subject to removal in the event it no longer serves as Indenture Trustee pursuant to
Section 6.8).

            The Issuer will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent with respect to clauses (i) and (v), it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

            (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (ii) give the Indenture Trustee written notice of any default by the Issuer of which a Responsible Officer of the Note Paying Agent has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

            (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

            (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

            (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture and the Series Supplement or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

            The Issuer hereby appoints the Person serving as Indenture Trustee, as Certificate Paying Agent to make payments to Certificateholders on behalf of the Issuer in accordance with the provisions of the Certificates, this Indenture and the Trust Agreement, and such Person hereby accepts such appointment (subject to removal in the event it no longer serves as Indenture Trustee pursuant to Section 6.8) and further agrees that it will be bound by the provisions of the Trust Agreement relating to the Certificate Paying Agent and will:

            (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and as provided in the Trust Agreement and pay such sums to such Persons as herein and therein provided;

            (ii) give the Owner Trustee notice of any default by the Issuer of which a Responsible Officer of the Indenture Trustee has actual knowledge in the making of any payment required to be made with respect to the Certificates;

            (iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Issuer all sums so held in Trust by such Certificate Paying Agent;

            (iv) immediately resign as a Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Issuer all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

            (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            SECTION 3.4 EXISTENCE. Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Series Supplement, the Notes and each other instrument or agreement included in the Series Trust Estate.

            SECTION 3.5 PROTECTION OF SERIES TRUST ESTATE. The Issuer intends the security interest Granted pursuant to this Indenture and the Series Supplement in favor of the Secured Parties to be prior to all other liens in respect of the Series Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee for the benefit of the Secured Parties a first lien on and a first priority, perfected security interest in the Series Trust Estate. The Issuer will: (a) from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, (b) authenticate such records, and (c) take such other action necessary or advisable to:

            (i) Grant more effectively all or any portion of the Series Trust Estate;

            (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Secured Parties created by this Indenture and the Series Supplement or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture and the Series Supplement ;

            (iv) enforce any of the Series Trust Estate;

            (v) preserve and defend title to the Series Trust Estate and the rights of the Indenture Trustee in such Series Trust Estate against the claims of all persons and parties; and

            (vi) pay all taxes or assessments levied or assessed upon the Series Trust Estate when due.

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

            SECTION 3.6    OPINIONS AS TO SERIES TRUST ESTATE.

            (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, the Series Supplement, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee for the benefit of the Secured Parties, created by this Indenture and the Series Supplement and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such perfected lien and security interest effective.

            (b) Within 90 days after the beginning of each calendar year, beginning with the calendar year succeeding the Closing Date, the Master Servicer on behalf of the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, the Series Supplement and any other requisite documents, with respect to the execution and filing of any financing statements and continuation statements, and with respect to the authentication of such records as are necessary to maintain the lien and security interest created by this Indenture and the Series Supplement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, the execution and filing of any financing statements and continuation statements and the authentication of such records that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture and the Series Supplement until March 31 of the following calendar year.

            SECTION 3.7    PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

            (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Series Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture and the Basic Documents or such other instrument or agreement.

            (b) The Issuer has contracted with the Master Servicer to assist the Issuer in performing its duties under this Indenture and the Series Supplement. The Issuer may contract with Persons other than the Master Servicer to assist it in performing its duties under this Indenture and the Series Supplement with the consent of the Insurer (for so long as it is the Controlling Party), and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer (for so long as it is the

Controlling Party) in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.


            (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture and the Basic Documents and in the instruments and agreements included in the Series Trust Estate, including, but not limited, to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture, the Series Supplement and the Master Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Insurer (for so long as it is the Controlling Party).

            (d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of a Master Servicer Termination Event under the Master Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Insurer and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Master Servicer Termination Event shall arise from the failure of the Master Servicer to perform any of its duties or obligations under the Master Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

            SECTION 3.8 NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

            (i) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Series Trust Estate;

            (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes of a Series (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Series Trust Estate; or

            (iii) (A) permit the validity or effectiveness of this Indenture or the Series Supplement to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture or the Series Supplement except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture and the Series Supplement) to be created on or extend to or otherwise arise upon or burden the Series Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture and the Series Supplement not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Series Trust Estate, (D) except as expressly permitted therein, amend, modify or fail to comply with the provisions of the Basic Documents or (E) except as expressly permitted therein, amend, modify or fail to comply with the provisions of the Related Documents.

            SECTION 3.9 ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer on behalf of the Issuer will deliver to the Indenture Trustee and the Insurer, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31 in the calendar year in which the Closing Date occurs), and otherwise in compliance with the requirements of TIA Section 314(a)(4) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

            (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

            (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the Series Supplement throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

            SECTION 3.10   ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

            (a) The Issuer shall not consolidate or merge with or into any other Person, unless

            (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer (for so long as it is the Controlling Party), in form satisfactory to the Indenture Trustee and the Insurer (for so long as it is the Controlling Party), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and the Series Supplement on the part of the Issuer to be performed or observed, all as provided herein;

            (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under the Series Supplement;

            (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

            (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee, the Owner Trustee and the Insurer (for so long as it is the Controlling Party)) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder, any Certificateholder or the Insurer;

            (v) any action as is necessary to maintain the lien and security interest created by this Indenture and the Series Supplement shall have been taken;

            (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer (for so long as it is the Controlling Party) an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

            (vii) such consolidation or merger is approved in writing by the Insurer (for so long as it is the Controlling Party).

            (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Series Trust Estate, to any Person, unless

            (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form satisfactory to the Indenture Trustee and the Insurer, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture, the Series Supplement, each of the Basic Documents and each of the Related Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such Indenture Supplement that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such Series Supplement, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture, the Series Supplement and the Notes and (E) expressly agree by means of such Series Supplement that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

            (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under the Series Supplement;

            (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

            (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder, any Certificateholder or the Insurer;

            (v) any action as is necessary to maintain the lien and security interest created by this Indenture and the Series Supplement shall have been taken;

            (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such Indenture Supplement complies with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

            (vii) such conveyance or transfer is approved in writing by the Insurer (for so long as it is the Controlling Party).

            SECTION 3.11   SUCCESSOR OR TRANSFEREE.

            (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture and the Series Supplement with the same effect as if such Person had been named as Issuer herein.

            (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), Household Automotive Trust 2002-2 will be released from every covenant and agreement of this Indenture and the Series Supplement to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Insurer stating that Household Automotive Trust 2002-2 is to be so released.

            SECTION 3.12 NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables, entering and maintaining any ancillary agreement related to issuance of the Notes and owning the Class SV Preferred Stock of the Seller in the manner contemplated by this Indenture, the Basic Documents and the Series Supplement and all Related Documents and activities incidental thereto.

            SECTION 3.13 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to a Series Support Provider under the related agreement regarding Series Support, if any and (iii) any other Indebtedness permitted by or arising under the Basic Documents and the Series Supplement. The proceeds of the Notes and the Certificates of a Series shall be used exclusively to fund the Issuer's purchase of the Receivables of such Series, or to obtain release of the lien relating to the pledge of the Receivables for a prior series of notes issued by the Issuer, the purchase of related property of the Series Trust Estate, to fund any trust account and to pay the Issuer's organizational, transactional and start-up expenses.

            SECTION 3.14 MASTER SERVICER'S OBLIGATIONS. The Issuer shall enforce the provisions of Sections 4.9, 4.10 and 4.11 of the Master Sale and Servicing Agreement with respect to the duties of Master Servicer thereunder.

            SECTION 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Master Sale and Servicing Agreement or this Indenture or the Series Supplement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree continently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

            SECTION 3.16 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personally).

            SECTION 3.17 COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture, or any Basic Document, the Series Supplement or any Related Document.

            SECTION 3.18 RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Seller, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, distributions to the Seller, Master Servicer, the Owner Trustee, the Indenture Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Master Sale and Servicing Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture, the Basic Documents, the Series Supplement or any Related Document.

            SECTION 3.19 NOTICE OF EVENTS OF DEFAULT. Upon a Responsible Officer of the Owner Trustee having actual knowledge thereof, the Issuer agrees to give the Indenture Trustee, the Insurer and the Rating Agencies prompt written notice of each Event of Default under the Series Supplement and each default on the part of the Master Servicer or the Seller of its obligations under the Master Sale and Servicing Agreement.

            SECTION 3.20 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee or the Insurer (for so long as it is the Controlling Party), the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

            SECTION 3.21   AMENDMENTS OF MASTER SALE AND SERVICING
AGREEMENT AND TRUST AGREEMENT. The Issuer shall not agree to any amendment to
Section 13.1 of the Master Sale and Servicing Agreement or Section 11.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee, the Insurer or the Holders of the Notes consent to amendments thereto as provided therein.

            SECTION 3.22 INCOME TAX CHARACTERIZATION. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer, the Noteholders and the Certificateholders will treat the Notes as indebtedness and hereby instruct the Indenture Trustee to treat the Notes as indebtedness for federal and state tax reporting purposes.

                              ARTICLE IV.

                           SATISFACTION AND DISCHARGE

            SECTION 4.1 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon,
(iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21 and 3.22, (v)
the rights and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of the Secured Parties as beneficiaries hereof with respect to the Series Trust Estate so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on written demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

            (A)   either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Series Support, if any, has been returned to the Series Support Provider; or

                  (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                        (i)   have become due and payable,

                        (ii)  will become due and payable at their
                  respective Final Scheduled Distribution Dates within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

            and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Distribution Date or tender date (if Notes shall have been called for redemption or tender pursuant to the Series Supplement), as the case may be; and

            (B) the Note Policy has terminated in accordance with its terms and the Issuer has paid or caused to be paid all other amounts owing hereunder or under the Insurance Agreement by the Issuer.

            SECTION 4.2 APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the Series Supplement, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Secured Parties for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Master Sale and Servicing Agreement or required by law.

            SECTION 4.3 REPAYMENT OF MONIES HELD BY NOTE PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                               ARTICLE V.

                                REMEDIES

            SECTION 5.1 EVENTS OF DEFAULT. The definition of "Event of Default" with respect to a Series, together with certain rights and remedies consequent thereto, shall be set forth in the Series Supplement.

            SECTION 5.2 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

            (a) Subject to the terms of the Series Supplement, the Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default continues for a period of five days, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Secured Parties, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and outside counsel.

            (b) If an Event of Default occurs and is continuing with respect to a Series, the Indenture Trustee may in its discretion proceed to protect and enforce the rights of the Secured Parties by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or the Series Supplement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture, the Series Supplement or by law.

            (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Series Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes of such Series, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes of such Series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

            (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid to the Secured Parties and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee against the Series Trust Estate (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and outside counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct), of the Insurer and of the Noteholders allowed in such Proceedings;

            (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Secured Parties of such Series in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

            (iii) to collect and receive any monies or other property payable or deliverable on any such claims and received with respect to the Series Trust Estate and to distribute all amounts received with respect to the claims of the Secured Parties and of the Indenture Trustee on their behalf; and

            (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Secured Parties, in each case against the Series Trust Estate allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by the Secured Parties to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to the Secured Parties, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

            (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Secured Party in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

            (e) All rights of action and of asserting claims under this Indenture, the Series Supplement or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Secured Parties.

            (f) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or the Series Supplement), the Indenture Trustee shall be held to represent all the Secured Parties, and it shall not be necessary to make any Secured Party a party to any such proceedings.

            SECTION 5.3 LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Series Supplement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to the Notes;

            (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

            (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

            (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes of such Series.

it being understood and intended that no Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided. Nothing herein shall be construed as giving Holders of Notes any right to make a direct claim under the Note Policy.

            SECTION 5.4 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture or the Series Supplement (or, in the case of redemption or tender pursuant to the Series Supplement, on or after the related redemption or tender date) and to institute a suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

            SECTION 5.5 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee, the Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture or the Series Supplement and such Proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the related Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Insurer and the related Noteholders shall continue as though no such proceeding had been instituted.

            SECTION 5.6 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Insurer or any Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 5.7 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee, any Controlling Party or any Holder of any related Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, to the Insurer or to any Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, by the Insurer or by the related Noteholders, as the case may be.

            SECTION 5.8 LIMITATION ON VOTING OF PREFERRED STOCK; CONTROL BY INSURER/NOTEHOLDERS.

            (a) Notwithstanding any provision of any Related Document to the contrary, the Indenture Trustee shall hold the Class SV Preferred Stock in trust for the benefit of the Secured Parties and shall vote such stock only pursuant to the written instructions of the Insurer (for so long as it is the Controlling Party) and, if the Insurer is no longer the Controlling Party, the Holders of a majority of the Outstanding Amount of the Notes.

            (b) The Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes of such Series or exercising any trust or power conferred on the Indenture Trustee; PROVIDED that

            (i) such direction shall not be in conflict with any rule of law or with this Indenture or with the Series Supplement; and

            (ii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

PROVIDED, HOWEVER, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

            SECTION 5.9 WAIVER OF PAST DEFAULTS. The Controlling Party may waive any Default or Event of Default relating to the Notes and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee, the Insurer and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

            Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture and the Series Supplement; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

            SECTION 5.10 UNDERTAKING FOR COSTS. All parties to this Indenture and the Series Supplement agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture and the Series Supplement, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by the Insurer, (c) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (d) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture and the Series Supplement.

            SECTION 5.11 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture and the Series Supplement; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee or the Insurer, but will suffer and permit the execution of every such power as though no such law had been enacted.

            SECTION 5.12 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture or the Series Supplement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or the Series Supplement. Neither the lien of this Indenture or the Series Supplement nor any rights or remedies of the Indenture Trustee, the Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee or the Insurer against the Issuer or by the levy of any execution under such judgment upon any portion of the Series Trust Estate or upon any of the assets of the Issuer.

            SECTION 5.13   PERFORMANCE AND ENFORCEMENT OF CERTAIN
OBLIGATIONS.

            (a) Promptly following a request from the Indenture Trustee or the Insurer (for so long as it is the Controlling Party) to do so and at the Master Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee or the Insurer (for so long as it is the Controlling Party) may request to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Master Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Master Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee or the Insurer (for so long as it is the Controlling Party), including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Master Sale and Servicing Agreement.

            (b) If an Event of Default has occurred and is continuing, or, if at such time as there are no Notes Outstanding there remain sums due to the Insurer pursuant to the Insurance Agreement, the Indenture Trustee may, with the consent of the Insurer (for so long as it is the Controlling Party) and shall, at the written direction of the Insurer (for so long as it is the Controlling Party) or, if the Insurer is not the Controlling Party, at the written direction of the Holders of 66-2/3% of the Outstanding Amount of the Notes, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Master Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Master Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Master Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                  ARTICLE VI.

                            THE INDENTURE TRUSTEE

            SECTION 6.1    DUTIES OF INDENTURE TRUSTEE.

            (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (b) Except during the continuance of an Event of Default with respect to a Series of which a Responsible Officer of the Indenture Trustee has actual knowledge:

            (i) the Indenture Trustee undertakes to perform with respect to such Series such duties and only such duties as are specifically set forth in this Indenture and the Series Supplement and no implied covenants or obligations shall be read into this Indenture or the Series Supplement against the Indenture Trustee; and

            (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee as the case may be and conforming to the requirements of this Indenture and the Series Supplement; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture or the Series Supplement provided, further, that the Indenture Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished to it, including, without limitation, any statistical, numerical or financial data contained therein.

            (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (b) of this Section;

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proven that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.8.

            (d) The Indenture Trustee shall not be liable for interest on any money received by it except as such Person may agree in writing with the Issuer.

            (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture, the Series Supplement or the Master Sale and Servicing Agreement.

            (f) No provision of this Indenture or the Series Supplement shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

            (g) Every provision of this Indenture and the Series Supplement relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

            (h) The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under each Related Document to which it is a party.

            (i) Without limiting the generality of this Section 6.1, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture, the Series Supplement or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust,
(iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture, the Series Supplement or the Master Sale and Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or
(v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Issuer's, the Seller's or the Master Servicer's representations, warranties or covenants or the Master Servicer's duties and obligations as Master Servicer and as custodian of the Receivable Files under the Master Sale and Servicing Agreement.

            (j) In no event shall the Indenture Trustee, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

            SECTION 6.2    RIGHTS OF INDENTURE TRUSTEE.

            (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate and/or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate and/or Opinion of Counsel.

            (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of the Master Servicer or any other agent, attorney, custodian or nominee appointed with due care by it hereunder.

            (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

            (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture, the Basic Documents, the Series Supplement, any Related Documents and the Notes and such advice or opinion of counsel shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

            (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or the Series Supplement or in relation to this Indenture or the Series Supplement, at the request, order or direction of any of the Holders of Notes or the Insurer (for so long as it is the Controlling Party), pursuant to the provisions of this Indenture or the Series Supplement, unless such Holders of Notes or the Insurer shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; PROVIDED, HOWEVER, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture and the Series Supplement with reasonable care and skill customary for the care and skill exercised by Indenture Trustees under similar circumstances.

            (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do by the Insurer (for so long as it is the Controlling Party); PROVIDED, HOWEVER, that if the payment within a reasonable time to the

Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Series Supplement or the Master Sale and Servicing Agreement, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request.

            (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

            (i) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

            (j) Anything in this Indenture or any Supplement hereto to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

            (k) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default, Event of Default or Master Servicer Termination Event unless a Responsible Officer of the Indenture Trustee shall have actual notice thereof.

            (l) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account (including, without limitation, the Reserve Account and the Collection Account or any subaccount thereof) held by or on behalf of the Indenture Trustee resulting from any investment loss on any Eligible Investment included therein.

            SECTION 6.3 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

            SECTION 6.4 INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Series Supplement, the Series Trust Estate or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture, in the Series Supplement or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

            SECTION 6.5 NOTICE OF DEFAULTS. If an Event of Default occurs and is continuing and if it is either actually known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall promptly notify the Insurer in writing and mail to each Noteholder notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice to Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

            SECTION 6.6 REPORTS BY MASTER SERVICER TO HOLDERS. Upon the written request of any Noteholder, the Master Servicer shall on behalf of the Issuer deliver to the Indenture Trustee for distribution to any Noteholder such information as may be reasonably required by such Noteholder to enable such Noteholder to prepare its Federal and state income tax returns required by law.

            SECTION 6.7    COMPENSATION AND INDEMNITY.

            (a) As payable in the Series Supplement, the Issuer shall, or shall cause the Master Servicer to, pay to the Indenture Trustee from time to time the Indenture Trustee Fee as compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Master Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, outside counsel, accountants and experts. The Issuer shall or shall cause the Master Servicer to indemnify the Indenture Trustee, and its respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Master Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Master Servicer shall not relieve the Issuer of its obligations hereunder or the Master Servicer of its obligations under Article XII of the Master Sale and Servicing Agreement. The Issuer shall defend or shall cause the Master Servicer to defend any claim for indemnity that may arise against the Indenture Trustee, or the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Master Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Master Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through such Person's own willful misconduct, negligence or bad faith.

            (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Insolvency Event with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture, the Basic Documents, the Series Supplement or any Related Documents, the Indenture Trustee agrees that the obligations of the Issuer (but not the Master Servicer) to the Indenture Trustee hereunder and under the Series Supplement or any Related Documents, shall be recourse to the Series Trust Estate only and specifically shall not be recourse to the assets of any Securityholder. In addition, the Indenture Trustee agrees that its recourse to the Issuer, the Series Trust Estate, the Seller and amounts held pursuant to the Series Support shall be limited to the right to receive the distributions as provided for in the payment priority provisions of the Series Supplement.

            SECTION 6.8 REPLACEMENT OF INDENTURE TRUSTEE. The Indenture Trustee may, and in the circumstances specified in subparagraph (i) shall, resign at any time upon 60 days' prior written notice by so notifying the Issuer, the Insurer, Holders of a majority of Outstanding Amount of the Notes and the Master Servicer. In addition, the Master Servicer may remove the Indenture Trustee by so notifying the Indenture Trustee with the consent of the Insurer (for so long as it is the Controlling Party) upon 60 days' written notice. The Issuer may, with the consent of the Insurer (for so long as it is the Controlling Party) and shall, at the direction of the Insurer (for so long as it is the Controlling Party) or the Noteholders, remove the Indenture Trustee, if:

            (i)      the Indenture Trustee fails to comply with Section
      6.11;

            (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under Federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

            (iii) an involuntary case under the Federal bankruptcy laws, as now or hereafter in effect, or another present or future Federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

            (iv) the Indenture Trustee commences a voluntary case under any Federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

            (v) the Indenture Trustee otherwise becomes incapable of acting; or

            (vi) the rating assigned to the long-term unsecured debt obligations of the Indenture Trustee by the Rating Agencies shall be lowered below the rating of "BBB", "Baa2" or equivalent rating or be withdrawn by either of the Rating Agencies.

            If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly deliver a written notice of such removal, resignation or vacancy to the Master Servicer and the Insurer, and the Master Servicer may appoint a successor Indenture Trustee with the consent of the Insurer (for so long as it is the Controlling Party). If the Master Servicer fails to appoint such a successor Indenture Trustee, the Issuer, the Insurer (for so long as it is the Controlling Party) or a resigning Indenture Trustee may petition any court of competent jurisdiction to appoint a successor Indenture Trustee. If the Indenture Trustee resigns or is removed, the Indenture Trustee shall also resign or be removed, as the case may be, as Note Paying Agent, Note Registrar and Certificate Paying Agent.

            A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to the Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under the Basic Documents. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

            If the Indenture Trustee fails to comply with Section 6.11, any Noteholder or the Insurer (for so long as it is the Controlling Party) may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

            Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Master Servicer's obligations under Section
6.7 shall continue for the benefit of the retiring Indenture Trustee.

            SECTION 6.9 SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee entity without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall otherwise be eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Rating Agencies and the Insurer with written notice of any such transaction as soon as practical thereafter.

            In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

            SECTION 6.10   APPOINTMENT OF CO-INDENTURE TRUSTEE OR
SEPARATE INDENTURE TRUSTEE.

            (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Series Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties, such title to the Series Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.8 hereof. The cost and expense of such co-trustee or co-trustees, and/or separate trustee or separate trustees, shall be a cost and expense of the Indenture Trustee pursuant to Section 3.03(a)(iii) of the Series Supplement.

            (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

            (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

            (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each separate trustee and co-trustee, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

            (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            SECTION 6.11 ELIGIBILITY: DISQUALIFICATION. The Indenture Trustee shall at all times: satisfy TIA Section 310(a), have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition, and have a long-term debt rating of at least "BBB", "Baa2" or equivalent rating from each of the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA
Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

            SECTION 6.12 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

            SECTION 6.13 REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE. The Indenture Trustee represents and warrants to the Issuer as follows:

            (a) DUE ORGANIZATION. The Indenture Trustee is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of New

York and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

            (b) CORPORATE POWER. The Indenture Trustee has all requisite right, power and authority to execute and deliver this Indenture, the Series Supplement and any other Related Document to which it is a party and to perform all of its duties as the Indenture Trustee hereunder.

            (c) DUE AUTHORIZATION. The execution and delivery by the Indenture Trustee of this Indenture, the Series Supplement and any other Related Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings which are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of this Indenture, the Series Supplement and such other Related Documents.

            (d) VALID AND BINDING INDENTURE. The Indenture Trustee has duly executed and delivered this Indenture, the Series Supplement and each other Related Document to which it is a party, and each of this Indenture, the Series Supplement and each other Related Document constitutes the legal, valid and binding obligation of the Indenture Trustee enforceable against the Indenture Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

            SECTION 6.14 WAIVER OF SETOFFS. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and Series Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

            SECTION 6.15 NO CONSENT TO CERTAIN ACTS OF SELLER. The Seller shall not request that the Indenture Trustee consent to, nor shall the Indenture Trustee consent to any action proposed to be taken by the Seller pursuant to Article FIFTEENTH of the Seller's Articles of Incorporation.


                              ARTICLE VII.

                     NOTEHOLDERS' LISTS AND REPORTS

            SECTION 7.1 ISSUER TO FURNISH TO INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee with respect to each Series of Notes (a) not more than five days after the earlier of (i) each Record Date with respect to such Series and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders with respect to such Series as of such Record

Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

            SECTION 7.2 PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

            (a) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

            (b) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

            SECTION 7.3    REPORTS BY ISSUER.

            (a) If this Indenture is qualified under the TIA, the Issuer shall:

            (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

            (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

            (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

            (c) The Indenture Trustee shall not have any duty or obligation with respect to any reports or other information delivered to it pursuant to this
Section 7.3.


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


            SECTION 7.4    REPORTS BY INDENTURE TRUSTEE. If required by TIA
Section 313(a), within 60 days after each March 31 beginning with March 31, 2003 the Indenture Trustee shall mail to each Noteholder as required by TIA
Section 313(c) a brief report dated as of such date that complies with TIA
Section 313(a). The Indenture Trustee also shall comply with TIA Section
313(b).

            A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                ARTICLE VIII.

                       ACCOUNTS, DISBURSEMENTS AND RELEASES

            SECTION 8.1 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Master Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Series Supplement. Except as otherwise expressly provided in this Indenture or in the Master Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Series Trust Estate, the Indenture Trustee may, with the consent of the Insurer (for so long as it is the Controlling Party) and shall, at the direction of the Insurer (for so long as it is the Controlling Party), take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

            SECTION 8.2    RELEASE OF SERIES TRUST ESTATE.

            (a) Subject to the payment of its fees and expenses pursuant to
Section 6.7, and to the extent not covered by Section 8.2(b), the Indenture Trustee may, and when required by the Issuer and the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding, the Note Policy has terminated in accordance with its terms and all sums due the Indenture Trustee pursuant to Section 6.7 and due the Insurer pursuant to the Insurance Agreement and the Basic Documents have been paid, release any remaining portion of the Series Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

            SECTION 8.3 OPINION OF COUNSEL. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Secured Parties in contravention of the provisions of this Indenture; PROVIDED, HOWEVER, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Series Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX.

                       AMENDMENTS; THE SERIES SUPPLEMENT

            SECTION 9.1    AMENDMENTS WITHOUT CONSENT OF NOTEHOLDERS.

            (a) Except as otherwise provided in the Series Supplement, without the consent of the Holders of any Notes but with the prior written consent of the Insurer (for so long as the Insurer is the Controlling Party) and with prior written notice to the Rating Agencies, as evidenced to the Indenture Trustee and the Issuer, when authorized by an Issuer Order, at any time and from time to time, the parties hereto may enter into one or more amendments hereto, in form satisfactory to the Indenture Trustee and the Insurer (for so long as it is the Controlling Party), for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

            (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

            (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

            (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

            (v) to cure any ambiguity, to correct or supplement any provision herein or in the Series Supplement which may be inconsistent with any other provision herein or in the Series Supplement or to make any other provisions with respect to matters or questions arising under this Indenture or in the Series Supplement; PROVIDED that such action shall not, as evidenced by an Opinion of Counsel, adversely affect the interests of the Holders of the Notes or the Insurer;

            (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

            (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

            The Indenture Trustee is hereby authorized to join in the execution of any amendment and to make any further appropriate agreements and stipulations that may be therein contained.

            (b) Except as otherwise provided in the Series Supplement, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with the prior written consent of the Insurer (for so long as it is the Controlling Party) and with prior written notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, enter into an amendment hereto in form satisfactory to the Insurer (for so long as it is the Controlling Party) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or the Insurer.

            SECTION 9.2 AMENDMENTS WITH CONSENT OF NOTEHOLDERS. Except as otherwise provided in the Series Supplement, the Issuer and the Indenture Trustee, when authorized by an Issuer Order provided by the Master Servicer, also may, with prior written notice to the Rating Agencies and with the consent of the Insurer (for so long as it is the Controlling Party) and the Holders of not less than a majority of the Outstanding Amount of each Class of Notes affected thereby, by Act of such Holders delivered to the

Issuer and the Indenture Trustee, enter into an amendment hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that if the Controlling Party is not the Insurer, no such amendment shall adversely affect the interests of the Insurer; and PROVIDED, FURTHER that no such amendment shall, without the consent of the Holder of each Outstanding Note affected thereby:

       (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Series Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

      (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

     (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such Series Supplement, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

      (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

       (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Series Trust Estate pursuant to Section 4.03 of the Series Supplement;

      (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained in the Series Supplement; or

    (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Series Trust Estate or, except as otherwise permitted or contemplated herein or in the Series Supplement or the Related Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

            It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

            Promptly after the execution by the Issuer and the Indenture Trustee of any amendment pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment relates a notice setting forth in general terms the substance of such amendment. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

            Prior to the execution of any amendment to this Indenture, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Indenture.

            SECTION 9.3    SERIES SUPPLEMENT AUTHORIZING THE NOTES.

            (a) The Notes issued hereunder shall be issued pursuant to the Series Supplement, which shall set forth the terms and provisions of the Notes.

            (b) Amendments to the Series Supplement shall be governed by the provisions of the Series Supplement.

            SECTION 9.4 EXECUTION OF THE SERIES SUPPLEMENT. The Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel (and, if requested, an Officer's Certificate) stating that the execution of the Series Supplement is authorized or permitted by this Indenture.

            SECTION 9.5 EFFECT OF SERIES SUPPLEMENT. Upon the execution of the Series Supplement or any amendment pursuant to the provisions of the Series Supplement or hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of the Series Supplement or any amendment shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            SECTION 9.6 CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and the Series Supplement executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

            SECTION 9.7 REFERENCE IN NOTES TO THE SERIES SUPPLEMENT. Notes authenticated and delivered after the execution of the Series Supplement pursuant to this Article IX may, and if required by the Issuer shall, bear a notation as to any matter provided for in the Series Supplement. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to the Series Supplement may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                               ARTICLE X.


            SECTION 10.1 NOTE INSURER'S RIGHTS REGARDING ACTIONS, PROCEEDINGS OR INVESTIGATIONS.

            (a) In connection with any action, proceeding or investigation against or with respect to the Issuer, for so long as the Insurer is the Controlling Party the Indenture Trustee and the Issuer hereby agree to cooperate with, and to take such action as directed in writing by, the Insurer, including, without limitation, entering into such agreements and settlements as the Insurer shall direct in writing, in its sole discretion, without the consent of any other Person. Notwithstanding any other provision herein or in any of the other Basic Documents, the Indenture Trustee shall not require any bond or indemnification from any Person for taking of any action at the direction of the Insurer given at a time when the Insurer is the Controlling Party, and the Indenture Trustee shall not be liable to the Issuer or the Insurer for any such action that conforms to the direction of the Insurer given at a time when the Insurer is the Controlling Party. The Indenture Trustee's reasonable out-of-pocket costs and expenses (including attorneys' fees and expenses) with respect to any such action shall be reimbursed pursuant to Section 3.03(a) of the Series Supplement.

            (b) The Issuer and the Indenture Trustee hereby agree to provide to the Insurer prompt written notice of any action, proceeding or investigation that names the Issuer or the Indenture Trustee as a party or that involves the Issuer or the Series Trust Estate or the rights or obligations of the Insurer under the Related Documents or under the Note Policy, including, without limitation, any insolvency or bankruptcy proceeding in respect of the Issuer.

            (c) Notwithstanding anything contained herein or in any of the other Basic Documents to the contrary, the Issuer and the Indenture Trustee shall not, without the Insurer's prior written consent so long as the Insurer is the Controlling Party, which consent shall not be unreasonably withheld, or unless directed by the Insurer in writing so long as the Insurer is the Controlling Party, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Series Trust Estate or the Issuer or the rights or obligations of the Insurer under the Basic Documents or under the Note Policy.

            (d) The Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Insurer pursuant to the other provisions of the Basic Documents and the rights set forth in this Section may be exercised by the Insurer so long as the Insurer is the Controlling Party, in its sole discretion, without the need for the consent or approval of the Issuer, the Indenture Trustee or any other Person, notwithstanding any other provision contained herein or in any of the other Basic Documents. Nothing contained in this Section shall be deemed to create or constitute an obligation of the Insurer to exercise any of the rights provided for herein.

                                  ARTICLE XI.

                                 MISCELLANEOUS

            SECTION 11.1   COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

            (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture or the Series Supplement, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture or the Series Supplement relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture or the Series Supplement, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or the Series Supplement shall include:

            (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

            (b) (i) Prior to the deposit of any property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture and the Series Supplement, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture or the Series Supplement, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the property or securities to be so deposited.

            (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes; PROVIDED, that such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% percent of the Outstanding Amount of the Notes.

            (iii) Other than with respect to the release of any Repurchased Receivables or Liquidated Receivables (as such terms are defined in the Master Sale and Servicing Agreement), whenever any property or securities are to be released from the lien of this Indenture and the Series Supplement, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture and the Series Supplement in contravention of the provisions hereof.

            (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Repurchased Receivables and Defaulted Receivables (as such terms are defined in the Master Sale and Servicing Agreement), or securities released from the lien of this Indenture since the commencement of then current calendar year, as set forth in the certificates required by clause (ii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes; PROVIDED, that such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1 percent of then Outstanding Amount of the Notes.

            (v) Notwithstanding any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

            SECTION 11.2 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Master Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Whenever in this Indenture or the Series Supplement, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

            SECTION 11.3   ACTS OF NOTEHOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

            (c)   The ownership of Notes shall be proved by the Note
Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

            SECTION 11.4 NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture or the Series Supplement to be made upon, given or furnished to or filed with:

            (a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed first-class and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office, or

            (b) The Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by facsimile or overnight courier or mailed first class, and shall be deemed to have been duly given upon receipt to the Issuer addressed to: Household Automotive Trust 2002-2, in care of the Owner Trustee at its Corporate Trust Office, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

            Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or first class or via facsimile to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Fax No:
(212) 553-0355, (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Group, 55 Water Street, New York, New York 10041, Attention:
Asset Backed Surveillance Department, Fax No:  (212) 438-2649 and

(iii) in the case of Fitch, Inc., at the following address: One State Street Plaza, New York, New York 10004, Fax No. (212) 480-4438; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

            SECTION 11.5 NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture or the Series Supplement provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

            Where this Indenture or the Series Supplement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

            Where this Indenture or the Series Supplement provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

            SECTION 11.6 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture, the Series Supplement or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture or the Series Supplement for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements. Any additional costs and expenses incurred by the Indenture Trustee pursuant to this Section shall be a cost and expense of the Indenture Trustee pursuant to
Section 3.03(a)(iii) of the Series Supplement.

            SECTION 11.7 CONFLICT WITH TRUST INDENTURE ACT. If this Indenture is qualified under the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

            The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

            SECTION 11.8 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 11.9 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture, the Series Supplement shall bind its successors. All agreements of the Master Servicer in this Indenture or the Series Supplement shall bind its successors and assigns.

            SECTION 11.10 SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 11.11  BENEFITS OF INDENTURE. Nothing in this
Indenture or the Series Supplement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Insurer and its successors, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Series Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The parties hereto agree that the Insurer is a third-party beneficiary hereof and the Insurer shall be entitled to rely upon and directly enforce the provisions of this Indenture for so long as the Insurer is the Controlling Party; PROVIDED that nothing herein shall affect or limit the Insurer's rights as subrogee to the Noteholders.

            SECTION 11.12 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes, this Indenture or the Series Supplement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date an which nominally due, and no interest shall accrue for the period from and after any such nominal date.

            SECTION 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER

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


JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 11.14 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 11.15 RECORDING OF INDENTURE. If this Indenture or the Series Supplement is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture or the Series Supplement.

            SECTION 11.16 TRUST OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Master Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or the Series Supplement or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Master Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Master Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII, and VIII of the Trust Agreement.

            SECTION 11.17 NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller, or the Issuer, or join in, cooperate with or encourage others in connection with the institution against the Seller, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents or any of the Related Documents.

            SECTION 11.18   LIMITED RECOURSE.

            (a) Notwithstanding anything in the Related Documents to the contrary, the Notes constitute limited recourse obligations of the Issuer and are limited in recourse to the Series Trust Estate. The Indenture Trustee, by entering into this Indenture and the Series Supplement, and each Noteholder agree that recourse for the Notes is limited to the Series Trust Estate and, if the Series Trust Estate shall prove to be insufficient to pay amounts due under the Notes, the Noteholders shall have no claim against the assets of the Issuer or the Seller other than the Series Trust Estate.

            (b) If, notwithstanding paragraph (a) above, the Noteholders are deemed to have any interest in any asset of the Seller other than the Seller's interest in the Series Trust Estate, including any interest in assets of the Seller pledged to secure debt obligations of the Seller other than the Notes, the Indenture Trustee, by entering into this Indenture and the Series Supplement, and each Noteholder agree that any such interest is subordinate to the claims of the holders of any such debt obligations, and the Noteholders shall have no rights in such assets until such other debt obligations are indefeasibly paid in full. The agreement of the Indenture Trustee and the Noteholders pursuant to this Section 11.18(b) is intended to constitute a subordination agreement for the purposes of Section 510(a) of the Bankruptcy Code.

            SECTION 11.19 INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

            SECTION 11.20 LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by the Owner Trustee, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture and by any person claiming by, through or under them and (d) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Indenture or any related documents.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                              HOUSEHOLD AUTOMOTIVE TRUST 2002-2

                              By:   U.S. BANK NATIONAL ASSOCIATION, not
                                    in its individual capacity but
                                    solely as Owner Trustee



                              By:   /s/ Patricia M. Child
                                    ------------------------------------------
                                    Name: Patricia M. Child
                                    Title:  Vice President



                              JPMORGAN CHASE BANK,
                              not in its individual capacity but solely as Indenture Trustee


                              By:   /s/ Aranka R. Paul
                                    -----------------------------------------
                                    Name:  Aranka R. Paul
                                    Title:  Assistant Vice President

                                                                       EXHIBIT A

                         FORM OF TRANSFEREE CERTIFICATE


            Pursuant to Section 2.4 of the Indenture dated as of August 8, 2002 between Household Automotive Trust 2002-2 and JPMorgan Chase Bank, ___________ (the "Transferee") hereby certifies on the date hereof that either (check appropriate certification):

            _____ (i) the Transferee is not (A) an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA or (B) a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to Section 4975 of the Code (each of the foregoing, a "Plan"), and is not acting on behalf of or investing the assets of a Plan; or

            _____ (ii) that the Transferee's acquisition and continued holding of the Definitive Note will be covered by a prohibited transaction class exemption issued by the U.S. Department of Labor.




                                        By: ___________________
                                            [Name of Transferee]



                                      A-1